UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 22, 2011

K-V PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number 1-9601

Delaware	1-9601	43-0618919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Corporate Woods Drive Bridgeton, MO	63044
(Address of principal executive offices)	(Zip Code)

(314) 645-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01 Other Events

As previously disclosed, K-V Pharmaceutical Company (the “Company”) entered into a Waiver to Credit Agreement, dated as of February 9, 2011 (the “Waiver Agreement”), with U.S. Healthcare I, L.L.C. and U.S. Healthcare II, L.L.C. (together, the “Lenders”) with respect to the Credit and Guaranty Agreement, dated November 17, 2010, as amended by that certain Amended and Restated Amendment No. 1 to Credit Agreement dated as of January 6, 2011, by and among the Company, certain of the Company’s subsidiaries and the Lenders (the “Credit Agreement”). Pursuant to the Waiver Agreement, the Lenders agreed, among other things, to negotiate in good faith the definitive documentation implementing a proposed amendment to the Credit Agreement to more permanently address developments in the Company’s actual and projected financial performance since the date the Credit Agreement was put in place (the “Amendment”). As previously disclosed, on February 18, 2011, the Company and the Lenders agreed to extend the Waiver Agreement to the close of business on February 22, 2011. On February 22, 2011, the Company and the Lenders agreed to further extend the Waiver Agreement, including the previous waiver of compliance with certain covenants, to the close of business on February 27, 2011, to allow the parties additional time to complete the definitive documentation. The Company anticipates that the material terms of the proposed Amendment will remain consistent with the summary included in the press release issued by the Company on February 14, 2011.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibit is furnished as part of this report:

Exhibit Number	Description
99.1	Press Release dated February 14, 2011, issued by the Company announcing the execution of a Securities Purchase Agreement with a group of institutional investors.

The Company will post this Form 8-K on its Internet website at www.kvpharmaceutical.com. References to the Company’s ‘s website address are included in this Form 8-K and the press release only as inactive textual references and the Company does not intend them to be active links to its website. Information contained on the Company’s website does not constitute part of this Form 8-K or the press release.

* * *

Forward-Looking Statements

Certain matters set forth in this Current Report, including statements regarding the completion of the Amendment under the terms described, are forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties associated with the Company’s ability to complete the Amendment under the terms described in this Current Report, and other risks detailed in the Company’s Annual report on Form 10-K for the fiscal year ended March 31, 2010 and other documents subsequently filed with or furnished to the SEC. These forward-looking statements are based on current information that may change and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statement to reflect events or circumstances after the issuance of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2011

K-V PHARMACEUTICAL COMPANY

By:  /s/  Gregory J. Divis, Jr.

        Gregory J. Divis, Jr.

        President and Chief Executive Officer